In turbulent times for our economy and industry, **Entergy** has consistently delivered **superior financial results** by focusing on our core competencies, providing outstanding customer service, and maintaining sound financial integrity.

Entergy has established a track record of results:

- 17 consecutive quarters in which Entergy earnings exceeded Wall Street's expectations
- earnings growth significantly above the company's commitment to an average annual 8-10% – a CAGR of 19% from 1998 through 2001

Reflecting this consistent financial performance, **Entergy stock has consistently outperformed the market** in delivering returns to shareholders since we adopted a refocused strategy in 1998. An investment in Entergy stock at the time of the new strategy in mid-1998 achieved **price appreciation of 73%** as of September 30, 2002, compared with negative returns for the S&P 500 and the S&P Electric Index (SPELEC).


Price Appreciation
%
Entergy
S&P 500
SPELEC
17
-21
-19
12
-43
-34
44
-36
-14
73
-25
-16
Trailing 1 year
Trailing 2 years
Trailing 3 years
Since New Strategy
As of September 30,2002

Consistent Market Performance

Over the past four years, about **80%** of Entergy's earnings growth has come from **new investments**, most notably from the acquisition of **nuclear generating plants** and the creation of the **Entergy-Koch** joint venture. Today, these businesses provide a **stable base of earnings** – and a **platform for intrinsic growth**. We believe these intrinsic growth opportunities – such as new **utility rate base, nuclear power uprates, and expanded gas storage** – can get us 60% of the way toward our goal of 8-10% average annual earnings growth over the 2003-2005 period.

Entergy – Consistent Results

To Achieve 6% Intrinsic Growth:

Utility
- Gain approval for rate increases
- Improve productivity to reduce costs
- Pursue incentive-based generation plans

Nuclear
- Achieve additional cost savings
- Sell/hedge output as PPAs roll off
- Complete uprates

Entergy-Koch
- Grow financial/asset optimization business, market share
- Complete Magnolia Storage facility
- Continue to improve pipeline productivity

To Achieve 2-4% Step-Out Growth:

Nuclear
- Pursue additional nuclear capacity
- Execute operational agreements to build portfolio

Entergy-Koch
- Acquire pipelines in targeted regions
- Develop new weather & transmission products, expand regions
- Grow balance sheet/risk tolerance

Potential Sources of Growth 2003-2005

At the same time, these businesses are generating significant **cash to invest** in growth opportunities which can deliver the remaining 40% toward our growth goal. Good investments are becoming available as our industry faces a down cycle, and financially distressed companies – facing credit downgrades, the inability to access capital markets, and bankruptcy – divest assets. More than $25 billion in **asset divestitures** have been announced, and we believe potential asset divestitures could be nearly four times more as companies pursue investment grade credit or are forced to exit the market.


Projected Cash Flows 2002-2004
$ billion
Sources - $7.7B
Uses - $4.8B
0.8
5.5
1.4
90%
Utility Only
80%
-3.3
-0.9
-0.6*
2.9
Beginning
OCF
New Debt
Maintenance Capital
Dividend
Investment Commitment
Available for Growth

Significant Cash Flow to Invest in Growth

Given the opportunities available in the market, on the one hand, and Entergy's disciplined approach to investment, on the other, we are confident that we can deploy our financial resources to achieve solid returns, while maintaining our target financial metrics – including 50% net debt, and 4X interest coverage – to ensure a strong balance sheet and financial flexibility.

In our **Utility** business, a "back to basics" focus on **customer service, reliability, and safety** has led to improved regulatory relationships. Now we're moving beyond the basics, with innovative proposals for **incentive-based regulation** that will give Entergy the opportunity to share in the benefits of superior efficiency and service.



Core Competencies Support Business Model
Excellence through safety, service & reliability
Excellence in safe work practices
• Accidents cut by 2/3 since 1998
• Corporate safety council established
Top fossil and nuclear generation operations
• Rank in 1st quartile in fossil generation cost
• World record holder for outage duration on two different reactor types
• 90% capacity factor for regulated nuclear units
Constructive regulatory relationship skills
• Arkansas ice storm settlement
• State regulators adopted Entergy participant funding
• Asked by LPSC to help develop statewide FRP
• Recovered $0.5 B increased fuel/purchased power costs
Leadership in transmission policy
• Developed participant funding option
• SeTrans member
• Successful advocacy of locational marginal pricing at FERC

Strong Core Competencies Support Business Model

The number of lost-time accidents has declined company-wide, as have customer complaints to regulators, and the frequency and duration of outages. In the past year, **Entergy's Customer Satisfaction Index scores improved significantly**, increasing by 10 points, from 93 to 103, in the second quartile among our peers.



Outage Frequency*
Down 40%
Outage Duration*
Down 42%
Call Center Answer Time*
Down 75%
Regulatory Outage Complaints*
Down 79%
Improved Regulatory Relations
Higher Returns
Less Disallowances
Growth Opportunities
*1998 vs. 2001

Return on Entergy's Utility Investment

As a result of these improvements in service to our customers, we've achieved important regulatory successes. We've resolved a whole series of outstanding rate reviews satisfactorily and **obtained timely recovery of increased fuel and purchased power costs that resulted when gas prices spiked in winter 2000.**

Utility - Beyond the Basics

Moving "beyond the basics" also means **Entergy** will build on the credibility we've established to maintain earnings growth from utility operations. We're filing rate cases to **recover capital expenditures made to improve service.** We're proposing performance-based regulation plans that include **incentive levers based on fuel savings, purchased power savings, fuel and purchased power efficiencies, and O&M and capital/fuel efficiencies.** As the major buyer of power in a region with tremendous overcapacity, we have the opportunity to achieve significant savings on behalf of customers, and we believe that investors should share in those savings.

In addition, we're pursuing economic development to maintain and grow our commercial and industrial base. With our low marginal costs, **sales growth drives earnings growth by a 3-to-1 ratio.**



Embedded vs. Marginal Cost*
$/kwh
$0.08
All Other
Fuel
Distribution
Transmission
Generation
$0.025
Embedded
Marginal
*Illustrative
Sales Growth vs. EPS Growth*
% EPS Growth
12
9
6
3
0
0
1
2
3
4
3:1
% Sales Growth

Intrinsic Growth Opportunities

Another area of focus for the utility is productivity improvements. Through reduced costs, as well as through sales growth and new regulatory plans, we are targeting 5% long-term average annual growth.

In our **Nuclear** business, we've achieved **high capacity factors, reduced production costs, and record-breaking refueling outages** to create value from our growing fleet of nuclear plants. Increased productivity and low-cost uprates create significant opportunities for **growth in capacity and earnings**.


Capacity Factor
%
3.4 million MWhrs
Before ETR*
After ETR
Pilgrim
IP3
FitzPatrick
IP2
VY
ETR '01 Regulated Average
Industry Average
* Previous 3 years performance. Source: UDI, Internal Analysis

Nuclear Operational Excellence

In 2001, Entergy's **utility nuclear plants performed at an average capacity factor of 98%**, compared with the industry average of 90%. The difference equates to an additional 3.4 million megawatt-hours. Similarly, the **increase in capacity factors at newly acquired plants** produces an additional **7 million Mwhs a year** (compared with the average for the three years before each plant was acquired).


Production Cost
3-year rolling average,$/MWh
Newly Acquired Plants
Utility Plants
Pilgrim
IP3
FitzPatrick
IP2
VY
Industry

Cost Reduction Opportunities

The average production cost of Entergy's legacy plants for 2001 is under **$17/Mwh**. All plants we have acquired have production costs greater than our legacy plants. **Bringing the newly acquired plants' operating costs and capacity factors to Entergy levels will drive earnings growth**. At the same time, **power uprates at both utility and non-utility plants** will provide cheap new capacity with the low marginal production cost of nuclear generation.

Nuclear – Sustaining Growth


Entergy Nuclear South Capacity
MW
Entergy Nuclear Northeast Capacity
MW
4,794
5,078
3,955
4,159

Power Uprates: Cheap Capacity, Low Marginal Production Costs

We believe that **significant opportunity for consolidation** remains in the nuclear industry because (1) nuclear plants have substantially more value as part of a large-scale operation and (2) the vast majority of nuclear companies operate sub-scale capacity (less than 2000 MW).

As the **nation's leading acquirer of nuclear plants** – 3,955 MW of non-utility capacity at an average price of **$245 per kilowatt** – Entergy has a proven track record in successfully closing nuclear plant transactions and delivering earnings from newly acquired plants. Entergy's nuclear acquisitions have incorporated **unit-contingent PPAs with creditworthy counterparties** for the initial years, creating a stable revenue stream and a risk profile distinctly different from that of merchant power plants.

At the same time, we're also pursuing opportunities with nuclear operators who may not want to sell their assets, but still seek the advantages of Entergy's scale and expertise through **operating agreements** or innovative arrangements such as **structured leases**.

To maintain intrinsic growth, the nuclear business will continue to pursue production cost savings and power uprates. A key goal, as existing PPAs roll off, is to execute new contracts at attractive prices or otherwise hedge plant output. Initiatives for step-out growth include pursuing additional nuclear capacity and executing operational agreements with nuclear owners.

At **Entergy-Koch**, our energy trading and gas pipeline business, we've maintained consistently profitable results in up, down, and flat markets through a balanced and disciplined approach. We'll sustain growth through market leadership and product innovation in trading, and by capturing efficiencies and growth opportunities in gas transportation and storage.

Entergy-Koch delivers **balanced earnings** from its regulated pipeline business and its energy trading business, each of which contributes 40-60% of EK earnings. Entergy-Koch Trading is itself a balance of three complementary businesses. In addition to its point-of-view trading operations,EKT offers

- **Physical optimization**, which trades around customers' assets to reduce their costs and risk
- **Financial optimization**, which protects business value for a wide range of customers

EKT gathers market information and uses advanced analytics to develop and apply a market point of view. EKT's disciplined point-of-view approach is focused on identifying and capturing upside opportunities while managing downside risk.


Entergy-Koch
Earnings Composition Target - %
Pipeline
40%-60%
Trading
40%-60%
Financial Optimization
15%*
Asset Optimization
35%*
Point-of-View Trading
50%*
*of trading earnings

Entergy-Koch: Balance and Discipline

The **discipline** of EKT's point-of-view trading is reflected in **consistent results**. The ratio of gain days to loss days improved since 1998 and was better than 1:1 every year. **Most trading days resulted in small gains** of less than 2% of annual earnings – EKT didn't have to count on big wins to make money, and it suffered no big losses, either.


Gain/Loss Days
Ratio
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Power
Weather
Gas
Overall
1998
1999
2000
2001
Trading Earnings
1998-2001 - trading days
350
300
250
200
150
100
50
0
-4
-3
-2
-1
0
1
2
3
4
% of annual earnings

Consistently Profitable Trading – Not Big Bets

Entergy-Koch – A Balanced Approach

Entergy-Koch Trading has avoided many of the pitfalls that have hit other energy traders, and EKT is one of the only large trading companies to have an **unblemished record** with respect to **market manipulation or simultaneous trading activities** designed to inflate volumes and revenues. As other energy traders exit the market due to losses, credit downgrades, or bankruptcy, EKT has an **opportunity to expand market share**.

Entergy-Koch holds credit ratings of A3 and A from Moody's and S&P, respectively – the only ratings at this level issued to a trading company without a parent guarantee. The strength of Entergy-Koch's rating reflects a conservative balance sheet, a disciplined trading approach, and superior risk management practices.

Gulf South Pipeline contributes **stable revenues in a regulated pipeline business** with a diverse customer base and diverse supply sources. Gulf South is an 8,800-mile pipeline with connections to more than 100 pipelines. Its unique hub-like system and variety of storage assets provide flexibility and market responsiveness. Gulf South creates value by continually improving on its **low-cost position**, and by improving its operating compliance record and by investing in pipeline and storage facilities that offer attractive rates of return – including the new **Magnolia storage facility**.


Gulf South Operating Expense
$ million, excluding fuel
122
113
86
91
83
SG&A
O&M
1997
1998
1999
2000
2001

Pipeline: Operational Excellence

Entergy-Koch's goals for intrinsic growth are to grow the financial and asset optimization businesses at EKT, to complete the Magnolia storage facility, and to continue to improve productivity at Gulf South. Initiatives for step-out growth are to develop new weather and transmission products at EKT and to pursue complementary pipeline acquisitions in targeted regions.



J. Wayne Leonard
Chief Executive Officer
Entergy

Wayne Leonard became Entergy's chief executive officer on January 1, 1999. He joined Entergy in April 1998 as president and chief operating officer of the company's domestic business, and he assumed additional responsibility for international operations in August 1998.

Under Leonard's leadership, Entergy implemented a new strategy emphasizing core competencies in the areas of power development and nuclear generation, along with renewed attention to the core utility business. Financial and operational performance improved as a result, and Entergy demonstrated a consistent record of meeting investor expectations for delivering on commitments. For example, Entergy completed the first U.S. purchase of a nuclear plant,and it created Entergy-Koch,LP, a joint venture that has established a track record of superior performance. At the same time, the domestic utility business made major upgrades to reliability and customer service, building a foundation for constructive regulatory relations.

In 2002,Entergy received the electric industry's highest honor, the Edison Award, from the Edison Electric Institute. Entergy also received honorable mention (runner-up in the voting) among U.S. companies in two categories of the Investor Relations Magazine Awards: Best Disclosure Policy and Best Senior Management Communications. In 2001, the Financial Times Global Energy Awards named Entergy a finalist for Energy Company of the Year, and Leonard was named a finalist for CEO of the Year.

Leonard is a thought leader in the industry, having published articles on environmental issues and competitive market structure alternatives. He was recently appointed by Louisiana Governor Foster to serve on the Advisory Commission on Coastal Restoration and Conservation. Leonard is also a champion of low-income customers, having initiated the first Low Income Summit in 1999. The Summit convened customer advocates, regulators, and other public officials to address issues facing the communities Entergy serves. In 2002, he was given the Sister Pat Kelley Award for Achievement by the National Fuel Funds Network (NFFN), recognizing his individual leadership and personal commitment to advancing, increasing and promoting low-income energy issues. At the same time, the awards committee of the NFFN recommended that the Network establish in 2003 an annual J. Wayne Leonard Award to be given to corporate leaders who demonstrate commitment to assisting the disadvantaged. In addition, in 1999, Leonard was asked by President Clinton to lead a new Mississippi River Delta business-to-business mentoring effort called BusinessLINC. In 2000, Leonard was awarded the Foundation for the Mid-South Corporate Leadership Award for excellence in corporate giving and leadership in Arkansas, Louisiana and Mississippi.

Leonard began his utility career at PSI Energy, where he served as the company's senior vice president and chief financial officer from 1989 to 1994. Upon the merger to create Cinergy in 1994, he was named group vice president and chief financial officer, serving in that capacity until 1996. In 1996 he was named president of Cinergy's Energy Commodities Strategic Business Unit and president of Cinergy Capital and Trading. In these positions he was responsible for all power plants and support operations; fuel procurement; environmental management; national commodity electric trading, origination and marketing; risk management; and capital services.

Leonard earned his Bachelor's degree in accounting in 1973 from Ball State University and his MBA in 1987 from Indiana University. He is a member of the American Institute of Certified Public Accountants. Leonard was invited to be the 2002 Ball State University College of Business Hall of Fame recipient based upon his "business success, civic leadership and extraordinary service to human kind." He serves as Chairman of the New Orleans United Way Board of Trustees. He is also a member of the Board of Trustees of the National D-Day Museum Foundation and serves on the boards of directors for the New Orleans YMCA and the Edison Electric Institute. He is also a member of the Tulane University President's Council, the Committee for a Better New Orleans, and the Business Council of New Orleans.



Donald Hintz
President
Entergy

Hintz became Entergy's president on January 1,1999. He is responsible for Entergy's 30,000 megawatts of generation assets, including 73 gas/oil-fired plants, 10 nuclear plants, 6 coal-fired plants, and a growing portfolio of renewable power sources such as hydro, thermal and wind generation. In addition, he oversees 18,000 miles of transmission lines and power services including nuclear plant decommissioning and license renewal.

Hintz joined the Entergy system in 1989 as executive vice president and chief operating officer of System Energy Resources, Inc. In 1992 he was named president and chief executive officer of Entergy Operations, Inc., Entergy Corporation's nuclear management company. His other Entergy roles have included: president and chief executive officer of Entergy's unregulated nuclear management and services company and positions on the boards of directors of several other Entergy subsidiary companies. He is now on the boards of Entergy-Koch, EntergyShaw and the Entergy Charitable Foundation.

Outside of Entergy, Hintz serves as chairman of the Nuclear Energy Institute board. He also serves as director of the board of the Institute of Nuclear Power Operations, as well as on their executive committee, and was formerly on the Accrediting Board of the National Academy for Nuclear Training. He is also a director of the American Nuclear Society, Southeastern Electric Exchange, and Nuclear Electric Insurance Limited. He received the American Nuclear Society's 1995 Utility Leadership Award, given to recognize those professionals in the industry who have assumed and demonstrated a leadership role in rapidly changing times of competition, regulatory change, and cost effectiveness.

Hintz's 30-year utility career began with Wisconsin Public Service Corporation at the Kewaunee plant, where he held numerous positions before being named senior vice president - power production, responsible for all generation for the company.

Hintz served in the U. S. Navy from 1966 to 1971, in the nuclear program. His educational background includes a bachelor of science degree in chemical engineering from the University of Wisconsin, the Utility Executive Program at the University of Michigan, and Advanced Management Program at the Harvard Business School.



C. John Wilder
Executive Vice President and Chief Financial Officer
Entergy

C. John Wilder is executive vice president and chief financial officer of Entergy Corporation, positions he has held since joining the company in 1998. He also serves as a director or officer for 65 Entergy-related companies.

Wilder is a key member of Entergy's new management team, which took the helm in mid-1998. The management team restructured Entergy's portfolio by divesting nearly $6 billion in less-productive assets and by reinvesting nearly $3 billion in higher-returning investments. Wilder developed and executed transactions that led to corporate-level transformation, including an industry-leading $2 billion joint venture between Entergy and Koch Industries. Over the past four years,the new management team achieved total shareholder returns of 99%, compared with returns of -6% for the Philadelphia Utility Index and -19% for the S&P 500. Entergy has grown earnings by 19% per year since the new strategy, while improving financial flexibility by reducing debt 25% and improving FFO coverage by 63%.

In 2002, the Edison Electric Institute honored Entergy with The Edison Award, the electric industry's top award. Entergy also received honorable mention recognition in two categories of the Investor Relations Magazine Awards: Best Disclosure Policy and Best Senior Management Communications. The Financial Times Global Energy Awards named Entergy a finalist for Energy Company of the Year, based on overall performance and accomplishments in 2001.

Prior to Entergy, Wilder spent almost two decades with the Royal Dutch/Shell Group of Companies. Wilder held more than fifteen management positions of increasing responsibility, with his most recent role as Chief Executive Officer of Shell Capital in London. He served as a director or officer for more than 75 Shell-related companies.

A native of Missouri, Wilder graduated magna cum laude from Southeast Missouri State University with a B.S. degree in business administration, and he earned an M.B.A. degree from the University of Texas. Active in community service work throughout his career, he is a member of the Financial Executives Institute, the Edison Electric Institute, the American Economic Association, and the United Methodist Church Administrative Board, and a director of Tulane University Business School.